Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this annual report on Form 10-K of Transcat, Inc., Jaime A. Irick, the Chief Executive Officer of Transcat, Inc., and Thomas L. Barbato, the Chief Financial Officer of Transcat, Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of their knowledge, that:

1.	This annual report on Form 10-K for the fiscal year ended March 28, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in this annual report on Form 10-K for the fiscal year ended March 28, 2026 fairly presents, in all material respects, the financial condition and results of operations of Transcat, Inc.

Date: May 27, 2026	/s/ Jaime A. Irick
Jaime A. Irick
President and Chief Executive Officer (Principal Executive Officer)

Date: May 27, 2026	/s/ Thomas L. Barbato
Thomas L. Barbato
Senior Vice President of Finance and Chief Financial Officer (Principal Financial Officer)